[Front Cover]

[PHOTO OF BUILDING]

COLONIAL INTERMEDIATE TAX-EXEMPT FUND   Annual Report
November 30, 1997

Not FDIC   |   May Lose Value
Insured    |   No Bank Guarantee

                      Colonial Intermediate Tax-Exempt Fund
                      December 1, 1996 - November 30, 1997

Investment Objective: Colonial Intermediate Tax-Exempt Fund seeks as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment grade, intermediate-term municipal bonds.

Portfolio Manager Commentary: "The investment environment for bonds improved during the second half of the period as interest rates fell and bond prices rose. The Fund was well positioned to take advantage of these conditions and generated attractive after-tax total returns."

                                                                - William Loring

                Colonial Intermediate Tax-Exempt Fund Performance

                                                   Class A   Class B  Class C(1)
Inception date                                      2/1/93   2/1/93    8/1/97
--------------------------------------------------------------------------------
Twelve-month distributions declared per share(2)    $0.381   $0.330    $0.122
--------------------------------------------------------------------------------
SEC yields on 11/30/97(3)                            4.17%    3.65%     4.07%
--------------------------------------------------------------------------------
Taxable-equivalent SEC yields(4)                     6.90%    6.04%     6.74%
--------------------------------------------------------------------------------
Twelve-month total returns, assuming                 6.29%    5.60%     1.29%
reinvestment of all distributions and
no sales charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 11/30/97                $7.98    $7.98    $7.982

(1) Class C share total returns are cumulative since inception on August 1, 1997.

(2) A portion of the Fund's income may be subject to the alternative minimum tax.

(3) The 30-day SEC yields on November 30, 1997, reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

(4) Taxable-equivalent SEC yields are based on the maximum federal income tax rate of 39.6%. The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

Quality Breakdown (as of 11/30/97)    Maturity Breakdown (as of 11/30/97)
 ...................................   ..........................................
AAA ........................ 49.6%    0-3 years .... 3.9%    15-20 years ...6.9%
AA ......................... 17.5%    3-5 years .... 6.0%    Over
A .......................... 14.3%    5-7 years ....22.2%    20 years ......0.6%
BBB ........................ 14.2%    7-10 years ...35.7%    Cash
Non-rated ..................  3.0%    10-15 years ..23.3%    & Equivalent ..1.4%
Cash & Equivalent ..........  1.4%

Quality and maturity breakdowns are calculated as a percentage of unaudited total investments, including short-term obligations. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Because the Fund is actively managed, there can be no guarantee the Fund will maintain these quality and maturity breakdowns in the future.

                               President's Message
                              To Fund Shareholders
                                                     [Photo of Harold W. Cogger]

I am pleased to present the annual report for Colonial Intermediate Tax-Exempt Fund. This report reflects on the investment environment for the 12 months ended November 30, 1997.

The economy grew at a healthy pace during the past year. The strength of the economy during the first quarter of 1997 led the Federal Reserve Board to raise short-term interest rates in March for the first time in two years. This action was a response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined. However, by mid-April, economic growth appeared to slow while inflation remained under control. During the second half of the period, interest rates declined and bond prices rose. At this point, evidence suggests that moderate economic growth will continue in 1998 and that inflation will remain subdued despite low levels of unemployment.

Investments in municipal bonds outperformed most alternative fixed-income investments, including Treasury bonds, during the first half of the period. However, during the second half, a seasonal surge in municipal supply combined with increased refundings caused the tax-exempt market to fall behind. This surge offered attractive relative yields and positioned the municipal market for potential positive performance in the months ahead as the supply is absorbed.

During the year, the yield spreads between high and low quality municipal bonds decreased. Investors did not receive much benefit for taking on additional risk associated with lower quality bonds as yields narrowed. As interest rates declined during the last months of the period, investors increasingly "reached" for yield, despite a decrease in yields. This resulted in rising prices for lower quality municipal bonds. These conditions made identifying quality investments more difficult.

The long-term benefits of investing in any municipal bond fund include tax-free income and the opportunity to diversify your fixed-income portfolio. We believe that Colonial Intermediate Tax-Exempt Fund continues to offer you competitive tax-free income and the potential for long-term total return.

Respectfully,

/s/ Harold W. Cogger
-------------------------
    Harold W. Cogger
    President
    January 9, 1998

Because market conditions change frequently, there can be no assurance that the trends described here will continue.

                           Portfolio Management Report

William Loring is portfolio manager of Colonial Intermediate Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc.

Fund was well positioned to benefit from improving investment environment

During the first half of the period, interest rates were rising in response to unanticipated strength in the auto, housing and manufacturing sectors. However, by mid-April we saw signs of improving conditions for bond prices--economic growth was slowing and inflation continued to be low. In addition, Congress agreed to a balanced budget plan that further calmed fixed-income markets. Because many signs suggested that the rising interest rate environment was behind us, we shifted the Fund's focus to investments that we expected would outperform during periods of declining interest rates.

Strategies which position the Fund to do well in declining interest rate environments are not limited solely to duration management. The identification of value whether it be specific to a credit, sector or geographic area represents an important part of the portfolio management process. Additionally, value can also be extracted from the market through strategic shifts of any number of structural components in the Fund's portfolio. Among many structural considerations, the Fund's positioning with respect to call protection, maturity positioning on the yield curve, and coupon distribution can significantly impact the Fund's total return.

Attractive value found in California and New York City

We maintained our holdings in California and New York City bonds. We believe these investments offer good potential price appreciation. California's economy has continued to expand and has diversified significantly since the State's 1992 recession. Increased tax revenues and financial flexibility are only a few of the visible signs of California's economic revival.

New York City is another economic revival story. Mayor Guiliani's administration has improved budgetary management and has instituted dramatic reforms of City government and social services. City tax receipts have increased and other revenues are strong, fueled in part by strength in the financial services industry, a major component of the City's tax base. If these trends continue, we believe there is a chance that the City's bond rating may be upgraded.

Proactive management of interest rate sensitivity critical to Fund's above average annual total returns

Because the Fund's investments have intermediate maturities, they are generally less sensitive to changes in interest rates than investments with longer maturities. In addition, intermediate bonds experience a more pronounced natural maturity shortening due to the passage of time, an effect known as "rolling down the yield curve." This effect further reduces the sensitivity of intermediate bonds to interest rate changes because as the time to maturity becomes shorter, the potential price changes in response to such movements become smaller. It is important to limit this shortening during periods of falling interest rates when bond prices are rising. Therefore, we try to reverse this effect by managing the portfolio with an eye to "rolling up the yield curve." We do this by constantly increasing the portfolio's investments in bonds with longer maturities. This technique maintained the Fund's relatively higher sensitivity to interest rates.

This strategy resulted in an above average 12-month total return of 6.29% for Class A shares, based on net asset value, comparing very favorably with the Fund's Lipper competitive peer group average of 5.50% for the same period.

Positive outlook for municipal bonds in the months ahead

We remain optimistic about the municipal bond market. We expect that economic growth will continue at a moderate pace and that inflation will remain under control. Municipal market dynamics are positive as tax-exempt bonds continue to offer compelling after-tax total returns. Furthermore, economic strength has translated into generally improving municipal credit quality as tax receipts exceed expectations and declining interest rates have lowered municipalities' borrowing costs. As municipal bond rating upgrades outpace downgrades, investments in the tax-exempt market should offer an attractive combination of risk and reward.
                                        5

          Colonial Intermediate Tax-Exempt Fund Investment Performance
                  vs. The Lehman Brothers Municipal Bond Index
                Change in Value of $10,000 from 2/1/93 - 11/30/97
                                 Class A Shares
                              Based on NAV and POP

----------------------------[MOUNTAIN CHART]------------------------------------
                                                        Lehman
                    NAV               POP              Brothers
                    ---               ---              --------
Jan 31, 93       10000.00            9675.00             10000
Feb 28, 93       10307.89            9972.88             10362
Mar 31, 93       10213.52            9881.57             10252
Apr 30, 93       10320.25            9984.84             10355
May 31, 93       10373.49           10036.35             10414
Jun 30, 93       10535.27           10192.87             10588
Jul 31, 93       10575.32           10231.62             10601
Aug 31, 93       10765.27           10415.40             10822
Sep 30, 93       10860.35           10507.39             10946
Oct 31, 93       10887.68           10533.83             10967
Nov 30, 93       10817.58           10466.01             10870
Dec 31, 93       11011.50           10653.62             11099
Jan 31, 94       11136.89           10774.94             11226
Feb 28, 94       10886.34           10532.53             10935
Mar 31, 94       10521.89           10179.93             10490
Apr 30, 94       10634.65           10289.02             10579
May 31, 94       10704.77           10356.86             10671
Jun 30, 94       10718.94           10370.58             10605
Jul 31, 94       10835.73           10483.57             10800
Aug 31, 94       10881.54           10527.89             10837
Sep 30, 94       10798.50           10447.63             10678
Oct 31, 94       10658.19           10311.80             10489
Nov 30, 94       10487.12           10146.29             10299
Dec 31, 94       10650.09           10303.96             10526
Jan 31, 95       10814.78           10463.30             10826
Feb 28, 95       11039.49           10680.71             11141
Mar 31, 95       11161.63           10798.88             11269
Apr 30, 95       11165.94           10803.05             11283
May 31, 95       11437.46           11065.74             11643
Jun 30, 95       11366.70           10997.28             11541
Jul 31, 95       11521.48           11147.04             11650
Aug 31, 95       11674.17           11294.76             11798
Sep 30, 95       11751.92           11369.98             11873
Oct 31, 95       11890.15           11503.72             12045
Nov 30, 95       12013.39           11622.95             12245
Dec 31, 95       12075.43           11682.97             12363
Jan 31, 96       12183.56           11787.59             12456
Feb 29, 96       12138.06           11743.58             12372
Mar 31, 96       12030.29           11639.31             12214
Apr 30, 96       12015.18           11624.69             12179
May 31, 96       12999.88           11609.89             12175
Jun 30, 96       12094.37           11701.30             12307
Jul 31, 96       12204.88           11808.22             12419
Aug 31, 96       12222.25           11825.03             12416
Sep 30, 97       12334.61           11933.74             12590
Oct 31, 97       12431.57           12027.54             12732
Nov 30, 96       12642.14           12231.27             12965
Dec 31, 96       12597.16           12187.75             12910
Jan 31, 97       12616.29           12206.26             12935
Feb 28, 97       12732.39           12318.59             13053
Mar 31, 97       12589.13           12179.98             12879
Apr 30, 97       12640.82           12229.99             12987
May 31, 97       12790.64           12374.94             13183
Jun 30, 97       12924.56           12504.51             13323
Jul 31, 97       13257.76           12826.88             13692
Aug 31, 97       13144.50           12717.31             13564
Sep 30, 97       13296.88           12864.73             13725
Oct 31, 97       13349.97           12916.09             13813
Nov 30, 97       13437.18           13000.47             13894

-------------------------------------------------------------------------------


                                 Class B Shares
                           Based on NAV and with CDSC
----------------------------[MOUNTAIN CHART]------------------------------------

                                        NAV           Lehman
                     NAV             with CDSC       Brothers
                     ---             ---------       --------
Jan 31, 93         10000.00          10000.00         10000
Feb 28, 93         10302.44          10302.44         10362
Mar 31, 93         10202.49          10202.49         10252
Apr 30, 93         10303.49          10303.49         10355
May 31, 93         10350.99          10350.99         10414
Jun 30, 93         10506.89          10506.89         10588
Jul 31, 93         10541.28          10541.28         10601
Aug 31, 93         10725.10          10725.10         l0822
Sep 30, 93         10814.25          10814.25         10946
Oct 31, 93         10835.77          10835.77         10967
Nov 30, 93         10760.44          10760.44         10870
Dec 31, 93         10947.54          10947.54         11099
Jan 31, 94         11066.36          11066.36         11226
Feb 28, 94         10811.48          10811.48         10935
Mar 31, 94         10443.72          10443.72         10490
Apr 30, 94         10549.88          10549.88         10579
May 31, 94         10613.77          10613.77         10671
Jun 30, 94         10622.06          10622.06         10605
Jul 31, 94         10732.00          10732.00         10800
Aug 31, 94         10771.55          10771.55         10837
Sep 30, 94         10683.57          10683.57         10678
Oct 31, 94         10538.71          10538.71         10489
Nov 30, 94         10363.86          10363.86         10299
Dec 31, 94         10519.30          10519.30         10526
Jan 31, 95         10676.39          10676.39         10826
Feb 28, 95         10892.40          10892.40         11141
Mar 31, 95         11006.97          11006.97         11269
Apr 30, 95         11005.26          11005.26         11283
May 31, 95         11266.93          11266.93         11643
Jun 30, 95         11191.27          11191.27         11541
Jul 31, 95         11337.57          11337.57         11650
Aug 31, 95         11481.76          11481.76         11798
Sep 30, 95         11552.00          11552.00         11873
Oct 31, 95         11681.60          11681.60         12045
Nov 30, 95         11796.42          11796.42         12245
Dec 31, 95         11851.02          11851.02         12363
Jan 31, 96         11950.68          11950.68         12456
Feb 29, 96         11899.55          11899.55         12372
Mar 31, 96         11787.29          11787.29         12214
Apr 30, 96         11766.03          11766.03         12179
May 31, 96         11744.59          11744.59         12175
Jun 30, 96         11830.56          11830.56         12307
Jul 31, 96         11932.40          11932.40         12419
Aug 31, 96         11942.89          11942.89         12416
Sep 30, 96         12046.21          12046.21         12590
Oct 31, 96         12134.39          12134.39         12732
Nov 30, 96         12333.32          12333.32         12965
Dec 31, 96         12282.71          12282.71         12910
Jan 31, 97         12294.79          12294.79         12935
Feb 28, 97         12401.30          12401.30         13053
Mar 31, 97         12255.10          12255.10         12879
Apr 30, 97         12298.75          12298.75         12987
May 31, 97         12437.87          12437.87         13183
Jun 30, 97         12561.43          12561.43         13323
Jul 31, 97         12878.34          12878.34         13692
Aug 31, 97         12761.41          12761.41         13564
Sep 30, 97         12902.43          12902.43         13725
Oct 31, 97         12946.95          12946.95         13813
Nov 30, 97         13024.54          13024.54         13894


--------------------------------------------------------------------------------

A $10,000 investment in Class C shares made on August 1, 1997 (inception), at net asset value (NAV), would have grown to $10,129 on November 30, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have been valued at $10,029.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          Average Annual Total Returns
                                 As of 11/30/97

--------------------------------------------------------------------------------
                    Class A Shares  Class B Shares   Class C Shares(1)
Inception               2/1/93          2/1/93           8/1/97
                     NAV     POP     NAV    w/CDSC     NAV     w/CDSC
--------------------------------------------------------------------------------
1 year              6.29%    2.83%  5.60%    1.60%       --       --
--------------------------------------------------------------------------------
Since inception     6.30     5.58   5.62     5.62      1.29%    0.29%
--------------------------------------------------------------------------------

(1) Class C share total returns are cumulative since inception on August 1, 1997.

Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value
(NAV) returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 3.25%. The CDSC returns reflect the maximum charge of 4% for one year and 0% since inception for Class B shares, and 1% since inception for Class C shares. Past performance cannot predict future results.

                              INVESTMENT PORTFOLIO
                        NOVEMBER 30, 1997 (IN THOUSANDS)

MUNICIPAL BONDS - 99.0%                                                        PAR      VALUE
-----------------------------------------------------------------------------------------------
 Local General Obligations - 28.0%
 AZ Maricopa County Unified School
  District No. 69, Paradise Valley,
  Series 1995,
                                                       6.350%   07/01/10      $  500   $  572
 AZ Phoenix General Obligation,
                                                       6.125%   07/01/03         250      273
 HI Honolulu City & County,
  Series 1995,
                                                       6.000%   11/01/10         500      551
 ID Kootenai County School District, No. 271,
                                                       6.000%   07/30/09         250      277
 IL Chicago General Obligation,
                                                       6.300%   01/01/05(a)      250      275
 MD Prince Georges County,
  Series A,
                                                       6.000%   03/15/05         250      273
 MI Berkley, City School District,
                                                       7.000%   01/01/09(a)      500      594
 MN West St. Paul,
  Independent School District No. 197,
                                                         (b)    02/01/04         500      379
 NY New York City, Series 1997-A,
                                                       7.000%   08/01/06       1,000    1,146
 OH Oak Hills Local School District,
                                                       5.650%   12/01/07         250      270
 OH Olmstead Falls Local School District,
                                                       6.850%   12/15/11         550      637
 OH Strongsville, Public Improvement,
                                                       6.000%   12/01/06         500      552
                                                                                       ------
                                                                                        5,799
                                                                                       ------
 Student Loans - 8.0%
 NM State Educational Assistance
  Foundation,  Series 1-A,
                                                       6.200%   12/01/01         400      423
 OH State Student Loan Funding Corp.,
  Series A,
                                                       5.750%   08/01/03         800      845
 SC State Education Assistance Authority,
  Student Loan Revenue Bonds, Series 1991,
                                                       6.200%   09/01/99          50       52

                                       7


Investment Portfolio/November 30, 1997
----------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                        PAR       VALUE
----------------------------------------------------------------------------------------------
 EDUCATION - CONT
  Student Loans - Cont
  TX Brazos Higher Educational
   Facilities Authority, Series 1992-A,
                                                       6.600%   03/01/00      $  330   $  342
                                                                                       ------
                                                                                        1,662
                                                                                       ------
 ..............................................................................................
 HEALTHCARE - 9.7%
  Hospital - 8.7%
  AL East Health Care Authority,
   Health Care Facilities, Series 1993,
                                                       5.625%   09/01/04          50       53
  IL State Health Facilities Authority,
   Edgewater Medical Center, Series A,
                                                       9.250%   07/01/24         100      122
  MI Dickinson County,
   Memorial Hospital System,
                                                       7.625%   11/01/05         275      306
  OH Cuyahoga County,
   Meridia Health System,
                                                       6.300%   08/15/06         890      978
  OH Green Springs,
   St. Francis Health Care Center,
   Series 1994-A,
                                                       7.000%   05/15/04         100      109
  PA Philadelphia Hospitals and Higher
   Educational Facilities, Temple
   University Hospital, Series 1993,
                                                       5.750%   11/15/99         100      102
  TX Health Facilities Development
   Corp. Hospital, All Saints
   Episcopal Hospitals, Series 1993-A,
                                                       5.800%   08/15/04          80       86
  TX Tarrant County Health Facilities
   Development Corp. Hospital, Fort
   Worth Osteopathic Hospital, Series 1993,
                                                       5.800%   05/15/04          50       53
                                                                                       ------
                                                                                        1,809
                                                                                       ------
  Nursing Home - 1.0%
  KY Jefferson County Health Facilities,
   Beverly Enterprises, Inc., Series 1985-B,
                                                       9.750%   08/01/07          90       97
  MA State Industrial Finance Agency,
   Belmont Home Care Project, Series A,
                                                       7.970%   01/01/99         100      102
                                                                                       ------
                                                                                          199
                                                                                       ------
                                       8


Investment Portfolio/November 30, 1997
----------------------------------------------------------------------------------------------

 HOUSING - 7.6%
    Multi-Family - 1.5%
    MA State Housing Finance Agency,
     Series 1992-C,
                                                       6.350%   05/15/03      $  200   $  215
    NJ State Housing and Mortgage Finance
     Agency,
                                                       6.500%   05/01/03          85       92
                                                                                       ------
                                                                                          307
                                                                                       ------

    Single Family - 6.1%
    MD Montgomery County Housing Commission,
     Series A,
                                                       5.750%   07/01/13         250      261
    NE State Investment Authority,
     Series C,
                                                       5.650%   09/01/07         500      534
    NH State Housing Finance Authority,
     Series 1990-A,
                                                       6.850%   07/01/98         155      156
    RI Housing and Mortgage Finance
     Corporation Homeownership
     Opportunity, Series 6-B,
                                                       6.500%   04/01/03         100      107
                                                       6.500%   10/01/03         200      213
                                                                                       ------
                                                                                        1,271
                                                                                       ------

 ..............................................................................................
 OTHER - 0.3%
 Local Appropriated
 AZ Phoenix Civic Improvement Corp.,
  Waste Water Lease, Series 1993,
                                                       5.750%   07/01/04          50       54
                                                                                       ------

 ..............................................................................................
 OTHER REVENUE - 12.1%
  Retail - 1.0%
  IA State Finance Authority,
   Mason City Shopping Center,
                                                       8.500%   12/01/04          50       53
  OH Lake County,
   North Madison Properties,
   Series 1993,
                                                       8.069%   09/01/01          75       77
  VA Virginia Beach Development Authority,
   SC Diamond Associates, Inc.,
                                                       8.000%   12/01/10          75       82
                                                                                       ------
                                                                                          212
                                                                                       ------

                                       9


Investment Portfolio/November 30, 1997
-----------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                        PAR     VALUE
-----------------------------------------------------------------------------------------------
 OTHER REVENUE - CONT
  State Appropriated - 11.1%
  KS State Development Authority,
   Lease Juvenile Detention Facility
   Project,  Series 1992-H,
                                                       5.750%   06/01/02      $   60   $   64
  NY New York Dormitory Authority:
   New York City University, Series A,
                                                       5.625%   07/01/16         500      534
   State University of New York,
   Series 1989-B,
                                                       7.100%   05/15/01         100      108
  NY State Urban Development Corp.:
                                                       5.750%   04/01/11         500      527
                                                       6.250%   04/01/02         500      534
  OH State Higher Education Commission,
   Series II-B,
                                                       5.750%   11/01/04         500      539
                                                                                       ------
                                                                                        2,306
                                                                                       ------

 ..............................................................................................
 RESOURCE RECOVERY - 3.0%
  Disposal - 0.5%
  MA State Industrial Finance Agency,
   Peabody Monofill Associates, Inc.,
   Series 1995,
                                                       9.000%   09/01/05          90      100
                                                                                       ------

  Resource Recovery - 2.5%
  FL Lake County Resources Industrial
   Development, NRG / Recovery Group,
   Series 1993-A,
                                                       5.400%   10/01/03         500      509
                                                                                       ------

 .............................................................................................
 TAX-BACKED - 5.0%
  Special Non-Property Tax - 1.0%
  LA Sulphur Public Import Sales and Use
   Tax, Series 1993-ST,
                                                       5.650%   04/01/04          50       53
  NY State Local Government Assistance Corp.,
   Series C,
                                                       6.000%   04/01/12         150      164
                                                                                       ------
                                                                                          217
                                                                                       ------
  State General Obligations - 4.0%
  NJ State, Series D,
                                                       (b)      02/15/04          90       68
  TX State, Series A,
                                                       5.800%   10/01/04         500      542

                                       10


Investment Portfolio/November 30, 1997
----------------------------------------------------------------------------------------------

WA State, Series B,
                                                       6.000%   06/01/05      $  200   $  219
                                                                                       ------
                                                                                          829
                                                                                       ------

 ..............................................................................................
TRANSPORTATION - 10.7%
 Airports - 0.3%
 CO Denver City & County
  Airport System,  Series 1992-C,
                                                       6.250%   11/15/00          50       52
                                                                                       ------

 Toll Facilities - 7.7%
 CA Foothill Eastern Transportation
  Corridor Agency, State Toll Road,
  Senior Lien, Series A,
                                                       (b)      01/01/04         500      369
 IN State Transportation Finance Authority,
  Series 1993 A,
                                                       5.250%   06/01/09(a)      600      625
 KY State Turnpike Authority Economic
  Development Revitalization Projects,
  Series 1992,
                                                       5.500%   01/01/01          50       52
 OH State Turnpike Commission,
  Series 1996-A,
                                                       6.000%   02/15/06         500      548
                                                                                       ------
                                                                                        1,594
                                                                                       ------
 Transportation - 2.7%
 DC Metropolitan Area Transit Authority,
                                                       6.000%   07/01/07         250      277
 WA Port of Seattle,
  Series A,
                                                       6.000%   10/01/08         250      275
                                                                                       ------
                                                                                          552
                                                                                       ------

 ..............................................................................................
 UTILITY - 14.6%
  Individual Power Producer - 2.6%
  CA Sacramento Cogeneration Authority,
   Procter & Gamble Project,
                                                       6.500%   07/01/14         500      541
                                                                                       ------

  Joint Power Authority - 4.4%
  AZ Salt River Project, Agricultural
   Improvement & Power District, Series A:
                                                       5.750%   01/01/07         250      272
                                                       6.000%   01/01/05         500      543


                                       11


Investment Portfolio/November 30, 1997
--------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                        PAR     VALUE
--------------------------------------------------------------------------------------------
 UTILITY - CONT
  Joint Power Authority - Cont
  TX State Municipal Power Agency,
                                                     (b)        09/01/15      $  250   $   98
                                                                                       ------
                                                                                          913
                                                                                       ------

  Municipal Electric - 0.2%
  WA Grant County Public Utilities,
   District Number 002,
   Electric System, Series 1993-E,
                                                       5.300%   01/01/03          50       52
                                                                                       ------

  Water & Sewer - 7.4%
  AZ State Central Water Conservation District,
   Central Arizona Project, Series A,
                                                       5.500%   11/01/08         250      268
  PA Butler Area Sewer Authority,
   Series B,
                                                      (b)       01/01/07(c)      600      389
  TX Houston Water & Sewer System,
   Series C,
                                                       5.900%   12/01/05(a)      800      869
                                                                                       ------
                                                                                        1,526
                                                                                       ------

  TOTAL INVESTMENTS (cost of $19,475)(d)                                               20,504
                                                                                       ------

SHORT-TERM OBLIGATIONS - 1.5%
----------------------------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES (e)
 IL State Educational Facilities Authority,
                                                       3.900%   12/01/25         300      300
                                                                                       ------


OTHER ASSETS & LIABILITIES, NET - (0.5)%                                                 (104)
-----------------------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                                   $ 20,700
                                                                                       =======

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) These securities, or a portion thereof, with a total market value of $2,363, are being used to collateralize delayed delivery purchases indicated in note (c) below and open futures contracts.

(b)  Zero coupon bond.

(c) This security has been purchased on a delayed delivery basis for settlement at a future date beyond customary settlement time.

(d)  Cost for federal income tax purposes is the same.

Investment Portfolio/November 30, 1997
--------------------------------------------------------------------------------

(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 1997.

Short futures contracts open at November 30, 1997 are as follows:

                   Par value                        Unrealized
                   covered by        Expiration     depreciation
   Type            contracts           month        at 11/30/97
----------------------------------------------------------------
Municipal Bond       $ 500            December          $ 9
 Treasury Bond         500             March              1
                                                        ---
                                                        $10
                                                        ===

See notes to financial statements.

                      STATEMENT OF ASSETS & LIABILITIES
                              NOVEMBER 30, 1997

 (in thousands except for per share amounts and footnotes)
 ASSETS
 Investments at value (cost $19,475)                             $ 20,504
 Short-term obligations                                               300
                                                                ----------
                                                                 $ 20,804
 Receivable for:
   Interest                                             339
   Fund shares sold                                      22
 Receivable due from Adviser                              8
 Deferred organization expenses                           3
 Other                                                   28           400
                                                      ------    ----------
     Total Assets                                                  21,204
 LIABILITIES
 Payable for:
   Investments purchased                                385
   Distributions                                         78
   Fund shares repurchased                               30
   Variation margin on futures                            1
 Accrued:
   Deferred Trustees fees                                 2
 Other                                                    8
                                                      ------
     Total Liabilities                                                504
                                                                ----------
 NET ASSETS                                                      $ 20,700
                                                                ==========

 Net asset value & redemption price per share -
 Class A ($10,330/1,295)                                           $ 7.98
                                                                ==========
 Maximum offering price per share - Class A
 ($7.98/0.9675)                                                    $ 8.25 (a)
                                                                ==========
 Net asset value & offering price per share -
 Class B ($10,269/1,287)                                           $ 7.98 (b)
                                                                ==========
 Net asset value & offering price per share -
 Class C ($101/13)                                                 $ 7.98 (b)
                                                                ==========
 COMPOSITION OF NET ASSETS
 Capital paid in                                                 $ 20,042
 Undistributed net investment income                                   57
 Accumulated net realized loss                                       (418)
 Net unrealized appreciation (depreciation) on:
   Investments                                                      1,029
   Open futures contracts                                             (10)
                                                                ----------
                                                                 $ 20,700
                                                                ==========
 (a) On sales of $100,000 or more the offering price is reduced.

 (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


 See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1997

(in thousands)
INVESTMENT INCOME
Interest                                                           $1,212

EXPENSES
Management fee                                   $ 123
Service fee                                         44
Distribution fee - Class B                          75
Distribution fee - Class C                         (a)
Transfer agent                                      37
Bookkeeping fee                                     27
Trustees fee                                        11
Custodian fee                                        3
Audit fee                                           18
Legal fee                                            4
Registration fee                                    32
Reports to shareholders                              6
Amortization of deferred
  organization expenses                             15
Other                                                4
                                                -------
                                                   399
Custodian credits earned                            (2)
                                                -------
                                                   397

Fees and expenses waived or borne by
  the Adviser                                     (188)               209
                                                -------           --------
     Net Investment Income                                          1,003
                                                                  --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                        289
Closed futures contracts                           (61)
                                                -------
  Net realized gain                                                   228
Change in net unrealized
  appreciation (depreciation)
  during the period on:
Investments                                        (20)
Open futures contracts                              (4)
                                                  ------
  Change in Net Unrealized Appreciation (Depreciation)                (24)
                                                                  --------
     Net Gain                                                         204
                                                                  --------
Increase in Net Assets from Operations                             $1,207
                                                                  --------

(a) Rounds to less than one.

See notes to financial statements.

                       Statement of Changes in Net Assets

                                                     Year ended
(in thousands)                                       November 30
                                                  --------------------
INCREASE (DECREASE) IN NET ASSETS                  1997(a)    1996
 Operations:
 Net investment income                           $ 1,003    $ 1,160
 Net realized gain                                   228        180
 Net unrealized depreciation                         (24)      (119)
                                                 -------    -------
     Net Increase from Operations                  1,207      1,221
 Distributions:
 From net investment income - Class A               (522)      (598)
 From net investment income - Class B               (486)      (556)
 From net investment income - Class C                 (2)      --
                                                 -------    -------
                                                     197         67
                                                 -------    -------
 Fund Share Transactions:
 Receipts for shares sold - Class A                1,767      1,572
 Value of distributions reinvested - Class A         273        393
 Cost of shares repurchased - Class A             (4,276)    (2,838)
                                                 -------    -------
                                                  (2,236)      (873)
                                                 -------    -------
 Receipts for shares sold - Class B                  379        901
 Value of distributions reinvested - Class B         345        379
 Cost of shares repurchased - Class B             (3,645)    (3,052)
                                                 -------    -------
                                                  (2,921)    (1,772)
                                                 -------    -------
 Receipts for shares sold - Class C                  100       --
 Value of distributions reinvested - Class C           1       --
                                                 -------    -------
                                                     101       --
                                                 -------    -------
     Net Decrease from
         Fund Share Transactions                  (5,056)    (2,645)
                                                 -------    -------
         Total Decrease                           (4,859)    (2,578)
 NET ASSETS
 Beginning of period                              25,559     28,137
                                                 -------    -------
 End of period (including undistributed
   net investment income of $57 and
   $49, respectively)                            $20,700    $25,559
                                                 =======    =======
 NUMBER OF FUND SHARES
 Sold - Class A                                      221        202
 Issued for distributions reinvested - Class A        38         50
 Repurchased - Class A                              (548)      (365)
                                                 -------    -------
                                                    (289)      (113)
                                                 -------    -------
 Sold - Class B                                       48        116
 Issued for distributions reinvested - Class B        44         49
 Repurchased - Class B                              (465)      (393)
                                                 -------    -------
                                                    (373)      (228)
                                                 -------    -------
 Sold - Class C                                       13       --
 Issued for distributions reinvested - Class C       (b)       --
                                                 -------    -------
                                                      13       --
                                                 -------    -------

(a) Class C shares were initially offered on August 1, 1997.

(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 1997

NOTE 1. ACCOUNTING POLICIES
 ...............................................................................
Organization: Colonial Intermediate Tax-Exempt Fund (the Fund), a series of Colonial Trust IV, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment-grade, intermediate-term municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific

                 Notes to Financial Statements/November 30, 1997
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
 ................................................................................
identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Deferred organization expenses: The Fund incurred expenses of $75,021 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Distributions to shareholders: The Fund declares and records distributions daily and pays monthly.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

                 Notes to Financial Statements/November 30, 1997
--------------------------------------------------------------------------------

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent fee: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

Underwriting discounts, service and distribution fees: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended November 30, 1997 the Fund has been advised that the Distributor retained net underwriting discounts of $476 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $31,405 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.20% annually of the Fund's net assets as of 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.65%, annually, of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.20% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.40% annually of the Fund's average net assets.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $1,710 of custodian fees have been reduced by balance credits applied during the year ended November 30, 1997. The Fund could have invested a portion of the assets utilized in connection with expense offset arrangements in an income producing asset if it had not entered into such arrangements.

                 Notes to Financial Statements/November 30, 1997
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
 ................................................................................
Investment activity: For the year ended November 30, 1997, purchases and sales of investments, other than short-term obligations, were $6,771,853 and $11,612,892, respectively.

Unrealized appreciation (depreciation) at November 30, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation              $1,028,990
Gross unrealized depreciation                      --
                                           ----------
        Net unrealized appreciation        $1,028,990
                                           ==========

Capital loss carryforwards: At November 30, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

            Year of            Capital loss
          expiration           carryforward
          ----------           ------------
             2003                $239,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal

                 Notes to Financial Statements/November 30, 1997
--------------------------------------------------------------------------------
NOTE 4.  LINE OF CREDIT - CONT.
 ................................................................................
funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended November 30, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                    Year ended November 30
                                               ---------------------------------
                                                           1997
                                                Class A    Class B   Class C (b)
                                               ---------------------------------
Net asset value -
   Beginning of period                         $ 7.880     $ 7.880   $ 8.000
                                               -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                        0.388       0.337     0.121
Net realized and
  unrealized gain (loss)                         0.093       0.093    (0.019)(c)
                                               -------     -------   -------
   Total from Investment
      Operations                                 0.481       0.430     0.102
                                               -------     -------   -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
    income                                      (0.381)     (0.330)   (0.122)
                                               -------     -------   -------
Net asset value -
   End of period                               $ 7.980     $ 7.980   $ 7.980
                                               =======     =======   =======
Total return (d)(e)                               6.29%       5.60%     1.29%(f)
                                               =======     =======   =======
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                      0.60%       1.25%     0.80%(h)
Fees and expenses waived
    or borne by the Adviser (g)                   0.85%       0.85%     0.97%(h)
Net investment income (g)                         4.84%       4.19%     4.55%(h)
Portfolio turnover                                  31%         31%       31%
Net assets at end
of period (000)                                $10,330     $10,269     $ 101

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                               $ 0.073     $ 0.073   $ 0.073

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized

(g) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share in 1997 only. Prior year ratios are net of benefits received, if any.

(h)  Annualized

                          FINANCIAL HIGHLIGHTS - CONT.


                       Year ended November 30
---------------------------------------------------------------
              1996                           1995
   Class A          Class B        Class A            Class B
   -------          -------        -------            -------
    $ 7.850        $ 7.850        $ 7.210            $ 7.210
   --------       --------       --------            --------

      0.375          0.324          0.387              0.338

      0.022          0.022          0.641              0.641
   --------       --------       --------            --------

      0.397          0.346          1.028              0.979
   --------       --------       --------            --------


     (0.367)        (0.316)        (0.388)            (0.339)
   --------       --------       --------            --------

    $ 7.880        $ 7.880        $ 7.850            $ 7.850
   ========       ========       ========            ========
      5.23%          4.55%         14.56%              13.82%
   ========       ========       ========            ========


      0.60%          1.25%          0.36%               1.01%

      0.72%          0.72%          0.96%               0.96%
      4.75%          4.10%          5.03%               4.38%
        20%            20%            69%                 69%

   $12,479       $ 13,080       $ 13,317            $ 14,820


   $ 0.057         $0.057        $ 0.074             $ 0.074

---------------------------------------------------------------
Federal Income Tax Information (unaudited) All of the income distributions will be treated as exempt income for federal income tax purposes.
---------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                         Year ended November 30
                                  --------------------------------------------
                                          1994                 1993 (b)
                                  Class A     Class B     Class A    Class B
                                  ------------------------  ------------   ---
Net asset value -
   Beginning of period             $ 7.810    $ 7.810    $ 7.500     $ 7.500
                                   -------    -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)            0.366      0.317      0.305       0.263
Net realized and
  unrealized gain (loss)            (0.596)    (0.596)     0.302       0.302
                                   -------    -------    -------     -------
   Total from Investment
      Operations                    (0.230)    (0.279)     0.607       0.565
                                   -------    -------    -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
    income                          (0.370)    (0.321)    (0.297)     (0.255)
                                   -------    -------    -------     -------
Net asset value -
   End of period                   $ 7.210    $ 7.210    $ 7.810     $ 7.810
                                   =======    =======    =======     =======
Total return (c)(d)                  (3.05%)    (3.68%)     8.18%(e)    7.61%(e)
                                   =======    =======    =======     =======

RATIOS TO AVERAGE NET ASSETS
Expenses                              0.20%      0.85%      0.20%(f)    0.85%(f)
Fees and expenses waived
    or borne by the Adviser           1.07%      1.07%      1.33%(f)    1.33%(f)
Net investment income                 4.85%      4.20%      4.53%(f)    3.88%(f)
Portfolio turnover                      26%        26%         5%(f)       5%(f)
Net assets at end
of period (000)                    $16,791   $ 14,138   $ 14,700     $ 9,396

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                   $ 0.080    $ 0.080    $ 0.090     $ 0.090

(b)  The Fund commenced investment operation on February 1, 1993.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized

(f)  Annualized

                        REPORT OF INDEPENDENT ACCOUNTANTS

          T0 THE TRUSTEES OF COLONIAL TRUST IV AND THE SHAREHOLDERS OF
                      COLONIAL INTERMEDIATE TAX-EXEMPT FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Intermediate Tax-Exempt Fund (a series of Colonial Trust IV) at November 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP
Boston, Massachusetts
January 9, 1998

                              Shareholder Services
                            to Make Investing Easier

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Fund account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                     Important Information About This Report

The Transfer Agent for Colonial Intermediate Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Intermediate Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Intermediate Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

[Back Cover]
                                    Trustees
Robert J. Birnbaum
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

William D. Ireland, Jr.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

William E. Mayer
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

John J. Neuhauser
Dean, Boston College School of Management

George L. Shinn
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

Robert L. Sullivan
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Sinclair Weeks, Jr.
Chairman of the Board, Reed & Barton Corporation

[Liberty logo] LIBERTY FINANCIAL INVESTMENTS, INC. (C) 1998
               Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds
               One Financial Center, Boston, MA 02111-2621

                                                          IM-02/513E-1197 (1/98)